INCOME TAXES - Effective tax rate and statutory federal rate (in dollars) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Reconciliation of effective tax rate and statutory federal rate (in dollars)
Tax benefit computed at "expected" statutory rate	$ (6,018,384)	$ (8,533,296)
State income taxes, net of benefit	(406,978)	(818,432)
Permanent differences :
Stock based compensation and consulting	525,774	738,904
Transaction Cost		208,481
Other permanent differences	(345,981)	247,895
Foreign rate Differential	350,180
Change in valuation allowance	17,412,196
Total provision (benefit)	$ 11,516,807	$ (8,156,448)